ASSIGNMENT OF
OIL AND GAS LEASES
LAUREL COUNTY, KENTUCKY

Whereas A.D.I.D CORPORATION, a Kentucky Corporation, with its mailing address being P.O. Box 337, Emlyn, Kentucky 40730, hereinafter referred to as "ASSIGNOR", and AMERICAN RESOURCE MANAGEMENT, INC., a Wyoming Corporation with its mailing address being P.O. Box 1263, London, Kentucky 40742, hereinafter referred to as "ASSIGNEE".
For and in consideration of Ten Dollars ($10:00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, A.D.I.D CORPORATION ("ASSIGNOR") hereby warrant, sell, assign, transfer, set over, and convey unto AMERICAN RESOURCE MANAGEMENT, INC. ("ASSIGNEE") all of its right, title, and interest, representing a One Hundred Percent (100%) Working Interest and Eighty Seven and 50/100 Percent (87.50%) Net Revenue Interest ownership in the following described oil and gas leases (approximately 750 acres), located in Laurel County, Kentucky:

1. Earl Bowling and Jannie Bowling Lease, dated May 16, 2007, and recorded in Lease Book 73 , Page 692, of the Laurel County Court Clerk's Office. (70 acres)
2. Kenneth Ray Rawlings and Helen Rawlings Lease, dated June 6, 2007, and recorded in Lease Book 73, Page 687, of the Laurel County Court Clerk's Office. (25 acres)
3. Bart McFadded Lease, dated August 29, 2006, and recorded in Lease Book 73, Page 683 of the Laurel County Court Clerk's Office.(75 acres)
4. James Payne Lease, dated August 29, 2006, and recorded in Lease Book 73, Page 679 of the Laurel County Court Clerk's Office.(50 acres)
5. Alice Sams and George Sama Leases, dated January 1, 2007 and recorded in Lease Book 73, Page 673 of the Laurel County Clerk's Office.(80 acres)
6. James D. Honchell Lease, dated June 24, 2006, and recorded in Lease Book 73 , Pages 657, of the Laurel County Court Clerk's Office. (75 acres)
7. Colin D. Honchell and Phyllis Jean Honchell Lease, dated August 30, 2006, and recorded in Lease Book 73, Page 661, of the Laurel County Court Clerk's Office. (126 acres)
8. Oval Westerfeld Lease, dated October 20, 2006, and recorded in Lease Book 73, Page 669, of Laurel County Clerk's Office.(200 acres)
9. Brady Brummett Lease, dated September 15, 2006, and recorded in Lease Book 73, Page 665, of Laurel County Clerk's Office. (40 acres)

The "ASSIGNOR" hereby warrants to "ASSIGNEE" that its interest being assigned by this instrument is unencumbered, that it has lawful authority to transfer respective interest, and that "ASSIGNOR" will defend title to the interest being assigned against all persons claiming by, through, or under any assignor.

In witness whereof, this Assignment is made and entered into this 15th day of February, 2010, and effective as of  March 1, 2010.

A.D.I.D CORPORATION, a Kentucky Corporation, "ASSIGNOR""

By:	/s/ Marshall E. Holbrook
Marshall E. Holbrook, President

American Resource Management, Inc.' a Wyoming Corporation, "ASSIGNEE"

By:	/s/ Mark E. Holbrook
Mark E. Holbrook, President

Assignment of Oil and Gas Leases and easements,
Laurel County Kentucky
Dated: February 15, 2010

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 15th day of February, 2010, produced before me and acknowledged by Marshall E. Holbrook, as President of A.D.I.D CORPORATION, to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 15th day of February, 2010, produced before me and acknowledged by Mark E. Holbrook, as President of AMERICAN RESOURCE MANAGEMENT, INC., to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public